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                                  UNITED STATES


                       SECURITIES AND EXCHANGE COMMISSION


                              Washington D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)  February 24, 2000
                                                ------------------------------

                            JDA Software Group, Inc.
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               (Exact name of registrant as specified in charter)


            Delaware                  0-27876                 86-0787377
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(State or other jurisdiction        (Commission             (IRS Employer
        of incorporation)           File Number)            Identification No.)


   14400 N. 87th Street, Scottsdale, Arizona                 85260-3649
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Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code  (480) 308-3000
                                                  ----------------------------


          (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS.

         On February 24, 2000, JDA Software Group, Inc., a Delaware corporation ("JDA"), Pricer AB, a Swedish corporation ("Pricer") and Intactix International, Inc., a Delaware corporation and a wholly-owned subsidiary of Pricer ("Intactix"), entered into an Asset Purchase Agreement (the "Agreement") which is more fully described in the press release issued by JDA attached hereto as
Exhibit 99.1 and incorporated herein by reference. As specified in the Agreement, JDA will purchase substantially all of the assets of Intactix and will assume certain liabilities of Intactix for a purchase price of Twenty Million Five Hundred Thousand Dollars ($20,500,000). A copy of the Agreement is filed as Exhibit 2.1 to this report and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)    Financial statements of business acquired.

                Not applicable.

         (b)    Pro forma financial information.

                Not applicable.

         (c)    Exhibits.

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
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              Exhibit No.                              Description
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
                  2.1                 Asset Purchase Agreement dated as of February 24, 2000,
                                      by and among JDA Software Group, Inc., Pricer AB and
                                      Intactix International, Inc.
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                 99.1                 Press release issued February 24, 2000.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                        JDA Software Group, Inc.
Date: February 29, 2000
                                                        By: /s/ Kristen Magnuson
                                                            --------------------
                                                             Kristen L. Magnuson
                                                 Senior Vice President and Chief
                                                               Financial Officer
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                                  EXHIBIT INDEX

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
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         Exhibit No.                                                Description
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
         2.1                              Asset Purchase Agreement dated as of February 24,
                                          2000, by and among JDA Software Group, Inc., Pricer
                                          AB and Intactix International, Inc.
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        99.1                              Press release issued February 24, 2000.
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